UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 2, 2006


                           PAR TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                       1-09720                 16-1434688
-------------------------------      ----------------        -------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                  File Number)         Identification No.)


   PAR Technology Park, 8383 Seneca Turnpike, New Hartford, NY      13413-4991
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (315) 738-0600



                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On November 2, 2006, PAR Technology Corporation issued a press release announcing that it has acquired substantially all of the assets of SIVA(R) Corporation.

99.1 Press Release dated November 2, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PAR TECHNOLOGY CORPORATION



Date:  November 2, 2006                     By:  /s/Ronald J. Casciano
                                                 -------------------------------
                                                 Ronald J. Casciano
                                                 Vice President, Chief Financial
                                                 Officer and Treasurer

EXHIBIT INDEX


Exhibit Number                           Description
--------------                           -----------

  99.1                    Press Release dated November 2, 2006.

Exhibit 99.1 Press Release dated November 2, 2006.

CONTACT: Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com



                      PAR TECHNOLOGY CORPORATION ANNOUNCES
                               ACQUISITION OF SIVA

      o PAR is now first software supplier to offer a complete web-based, enterprise-architected solution to the restaurant industry
        -----------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY--November 2, 2006--PAR Technology Corporation (NYSE:PTC), a leading provider of integrated technology solutions to the hospitality industry, today announced that it has acquired substantially all of the assets of SIVA(R) Corporation. SIVA Corporation provides software solutions built on a service-oriented architecture that improves the management of money, materials, people and overall guest experience for multi-unit restaurant chains. The SIVA portfolio will become a part of the fast-growing PAR solutions product family and will serve as the foundation of the next generation product line. The purchase price is approximately $6.6 million in cash and PAR stock. The agreement provides for additional contingent purchase price payments based on certain sales based milestones and other conditions.

Based in Delray Beach, FL, SIVA is the creator of point-of-sale, kitchen, back office and operations intelligence software that use web based next generation technologies to improve operational efficiency and reduce the cost of technology ownership for multi-unit restaurant operations. Among its impressive customer list is the largest casual dining chain in the world Darden Restaurants, owners of the Red Lobster and Olive Garden. Other customers include Restaurants Unlimited, Inc., Luby's and Legal Sea Foods.

"Today's acquisition expands our market and gives us a key technology platform to extend our share of growing and strategic hospitality markets. With this acquisition, PAR will be the first software supplier to offer a complete web-based, enterprise-architected solution to the restaurant industry" commented John W. Sammon, PAR Chairman and CEO. "Beyond the complementary nature of its applications, SIVA represents an immediate technology infusion in all areas of software development while bringing key architectural technologies to PAR for the basis of future development. Additionally, SIVA's R&D operation forms the core of a new, innovative PAR Software Solutions Division, creating a center of excellence for PAR restaurant software development, delivery and support."

"At SIVA, we take great pride in our utilization of emerging technologies to solve business problems for restaurant operators in new and innovative ways," said SIVA CEO Jim Melvin. "Working with the backing, international infrastructure and people of PAR, we will be able to bring new ideas to the market much more quickly. It is a tremendous opportunity." Melvin will join PAR as Chief Strategy Officer.

PAR's restaurant software operations will be integrated into the existing SIVA organization forming a standalone software solutions division of PAR headed by its President, Karen E. Sammon.

"The acquisition of SIVA represents the completion of PAR's go-to-market strategy for the hospitality industry," commented Ms. Sammon. "The combination of our two businesses leverages PAR's international sales, services and support organization and complements PAR's world class hardware offering."

PAR plans to continue marketing the SIVA products to the restaurant table service chain segment and immediately extend SIVA's service-oriented enterprise architecture to the Quick Serve Restaurant (QSR) and other hospitality segments. Additional information can be found at www.partech.com/SIVA.

For more than 28 years, PAR has been a leader in providing solutions to the QSR market. PAR began a series of acquisitions in 2004 to expand its offerings to meet the needs of the greater hospitality industry, beginning with Springer-Miller to serve hotels and spas, PixelPoint to cover the independent restaurant market, and now SIVA.

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY
--------------------

PAR Technology Corporation is a leading provider of professional services and enterprise business intelligence technology solutions. PAR develops, markets and supports hardware and software products that improve the ability of hospitality business professionals to make timely, fact-based business decisions. The Company is the world's largest supplier of Point-of-Sale systems to the quick service restaurant market with over 40,000 systems installed in more than 100 countries. PAR is also a leader in providing computer based system design and engineering services to the Department of Defense and other Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. More information can be found on the Company's website at www.partech.com.

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